[STRONG LOGO]

     THE STRONG
     DOW 30 VALUE
     FUND
--------------------------------------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999


                       [PICTURE OF STRONG FUNDS BUILDING]

                                   THE STRONG
                                DOW 30 VALUE FUND
                           --------------------------
                       SEMI-ANNUAL REPORT o JUNE 30, 1999

                                TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Dow 30 Value Fund ....................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ...........................4
     Statement of Assets and Liabilities .............................5
     Statement of Operations .........................................6
     Statements of Changes in Net Assets .............................7
     Notes to Financial Statements ...................................8

FINANCIAL HIGHLIGHTS ................................................10

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

Having just returned from a business trip to Indianapolis, I was telling a friend that almost everywhere I went--every freeway traveled, every side street ventured down--bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape.

It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

     o    Highways jammed with people on their way to do business.

     o "Help Wanted" signs in more store windows than most of us have ever seen at one time.

     o Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

     o Restaurants are packed almost every night of the week with people who have money to spend.

We are fortunate to be living in one of the greatest economic booms in recorded history. Likewise, we should be grateful for the opportunity to live in this incredibly prosperous time. We should also remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

The Fed's most powerful inflation-fighting tool is its ability to manage interest rates. Although it is a blunt instrument, raising interest rates is very effective in rapidly slowing the rate of growth in the economy. For example, when rates go up, it doesn't take long to see a drop in both the construction of new homes and the refinancing of mortgage loans. Likewise, it wouldn't be long before some of those bulldozers and backhoes in Indianapolis were sidelined.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Make no mistake about it: Here at Strong, we are bullish on the long-term prospects for America. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.

                                                  /s/ Dick

                                    ==============
                          THE STRONG DOW 30 VALUE FUND
------------------------------------==============------------------------------

FUND
 HIGHLIGHTS

o The Strong Dow 30 Value Fund returned 20.38% for the six months ended June 30, 1999.(1) The strong first-half performance was keyed by an impressive second quarter, which saw the fund gain 12.33%.

o Fund performance was fueled by a broadening in market leadership to include cyclical and value stocks--sectors of the market that had been out of favor since early 1995.

o Strength in cyclical stocks was especially good news for the Dow, which is particularly sensitive to their price movements.

---------------------------------------

             AVERAGE ANNUAL
            TOTAL RETURNS(1)

              As of 6-30-99

             1-year       24.00%

    Since Inception       25.01%
      (on 12-31-97)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

            As of 6-30-99

SECURITY                % OF NET ASSETS

J.P. Morgan & Company, Inc.        7.0%

International Business
Machines Corporation               5.9%

American Express Company           5.9%

Hewlett-Packard Company            4.9%

Johnson & Johnson                  4.7%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.

---------------------------------------


PERSPECTIVES
FROM THE MANAGERS

/s/Charles B. Carlson         /s/ Richard T. Moroney
Charles B. Carlson            Richard T. Moroney
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

After four years of impressive gains, many on Wall Street expected the stock-market averages to take a breather in the first half of 1999. Your Fund's managers partly agreed, as we felt big gains would be difficult to achieve unless market breadth improved and the profit outlook brightened.

Both conditions were met when global economic prospects improved and March-quarter corporate earnings showed encouraging growth, keying a broad-based rally. Sharp gains among cyclical and value stocks pushed the Dow Industrials sharply higher, and some of these stocks no longer represent such compelling bargains. In our view, the best-performing stocks over the next 12 to 18 months will be quality issues with reasonable valuations, solid profit outlooks, and the potential to surpass Wall Street expectations.

Relative to the Dow Jones Industrial Average, the Fund was overweighted or neutral in most cyclical stocks at the beginning of 1999. However, some cyclical stocks now rank poorly in our valuation model, so we are selectively underweighting some of the stocks. For example, Chevron, Exxon, International Paper, and Union Carbide now trade at rich valuations even if you assume earnings will rebound strongly in 2000.

Sector rotation in the first half also created some buying opportunities. For the first time, drug manufacturer Merck & Co. now ranks among the top 10 in our valuation model.

                                            ------------------------------------

                                                       SHARP GAINS

                                                      AMONG CYCLICAL

                                                     AND VALUE STOCKS

                                                      PUSHED THE DOW

                                                    INDUSTRIALS SHARPLY

                                                          HIGHER...

                                            ------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

Considering the company's bright long-term profit outlook, we feel the stock now represents one of the better values in the Dow.

AT&T and Citigroup are no longer ranked among the very best Dow stocks in our valuation model. But we expect to remain overweighted in both these stocks, as both companies hold unique opportunities not fully recognized on Wall Street. Both companies, in our view, have the potential to surpass consensus expectations.

Going forward, we believe the portfolio is positioned to capitalize on an environment of solid economic growth and contained interest rates. We don't believe the recent advance in interest rates is likely to be extended sharply higher. Both Citigroup, the leader in financial services, and General Motors, the auto giant that ranks among the best in our value model, should surpass consensus expectations if interest rates stabilize and the global recovery continues.

Thank you for choosing the Strong Dow 30 Value Fund to help you achieve your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-97 to 6-30-99

[GRAPH]
               THE STRONG          Dow Jones Industrial     Lipper Growth &
            DOW 30 VALUE FUND          Average (SM)*      Income Funds Index*
12-97             10,000                  10,000                10,000
3-98              11,127                  11,172                11,140
6-98              11,273                  11,411                11,162
9-98              10,065                  10,048                 9,770
12-98             11,611                  11,813                11,358
3-99              12,444                  12,643                11,599
6-99              13,978                  14,227                12,675


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Growth & Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG DOW 30 VALUE FUND INVESTS SOLELY IN THE 30 STOCKS THAT COMPRISE THE DOW JONES INDUSTRIAL AVERAGE (DJIA). WITH ONE HALF OF THE FUND'S ASSETS, THE MANAGERS ATTEMPT TO REPLICATE THE DJIA AND EQUAL ITS RETURN. IN THE OTHER HALF OF THE PORTFOLIO, THE MANAGERS ATTEMPT TO BETTER THE DJIA'S RETURN BY EMPHASIZING DJIA STOCKS SELLING AT ATTRACTIVE VALUATIONS. IN ASSESSING VALUE, THE MANAGERS CONSIDER DIVIDEND YIELD, PRICE/EARNINGS RATIOS, PRICE/CASH FLOW RATIOS, AND COMPANY GROWTH RATES. STOCKS THAT APPEAR TO BE INEXPENSIVE COMPARED WITH HISTORICAL NORMS OR WITH OTHER DJIA STOCKS ARE OVERWEIGHTED, AND STOCKS THAT APPEAR TO BE EXPENSIVE ARE UNDERWEIGHTED.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o In the first half of 1999, improving corporate profit expectations and rising interest rates led to a shift away from large-capitalization, richly priced growth stocks toward value and cyclical stocks.

o Cyclical stocks have also benefited from further evidence of turnarounds in Asian economies. Many Dow stocks have large Asian businesses or compete with Asian rivals, and improvement in this area bodes well for such cyclical sectors as energy, paper, chemicals, and machinery.

o Corporate profit growth accelerated in the first half of 1999. Improving demand trends suggest profit comparisons will remain favorable in the second half of the year.

SCHEDULE OF INVESTMENTS IN SECURITIES                  JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                            STRONG DOW 30 VALUE FUND
================================================================================
                                                      Shares or
                                                      Principal      Value
                                                        Amount      (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 99.1%
AEROSPACE & DEFENSE 6.7%
The Boeing Company                                      58,000     $ 2,562,875
United Technologies Corporation                         39,400       2,824,487
                                                                   -----------
                                                                     5,387,362
AUTO & TRUCK PARTS 2.7%
The Goodyear Tire & Rubber Company                      36,600       2,152,538

AUTOMOBILE 3.9%
General Motors Corporation                              47,900       3,161,400

BANK - MONEY CENTER 10.6%
Citigroup, Inc.                                         61,650       2,928,375
J.P. Morgan & Company, Inc.                             39,900       5,605,950
                                                                   -----------
                                                                     8,534,325
BEVERAGE - SOFT DRINK 1.6%
The Coca-Cola Company                                   19,800       1,237,500

CHEMICAL 1.2%
Union Carbide Corporation                               19,800         965,250

COMPUTER - MAINFRAME 10.8%
Hewlett-Packard Company                                 38,900       3,909,450
International Business Machines Corporation             36,900       4,769,325
                                                                   -----------
                                                                     8,678,775
DIVERSIFIED OPERATIONS 10.2%
Allied Signal, Inc.                                     40,300       2,538,900
E.I. Du Pont de Nemours & Company                       36,100       2,466,081
Minnesota Mining & Manufacturing Company                36,300       3,155,831
                                                                   -----------
                                                                     8,160,812
ELECTRICAL EQUIPMENT 4.1%
General Electric Company                                28,900       3,265,700

FINANCE - MISCELLANEOUS 5.9%
American Express Company                                36,500       4,749,563

HEALTHCARE - DRUG/DIVERSIFIED 8.9%
Johnson & Johnson                                       38,200       3,743,600
Merck & Company, Inc.                                   46,000       3,404,000
                                                                   -----------
                                                                     7,147,600
LEISURE PRODUCT 3.4%
Eastman Kodak Company                                   40,200       2,723,550

LEISURE SERVICE 1.4%
The Walt Disney Company                                 36,100       1,112,331

MACHINERY - CONSTRUCTION & MINING 2.7%
Caterpillar, Inc.                                       36,100       2,166,000

METALS & MINING 2.8%
Alcoa, Inc.                                             36,600       2,264,625

OIL - INTERNATIONAL INTEGRATED 6.6%
Chevron Corporation                                     31,000       2,950,812
Exxon Corporation                                       30,100       2,321,463
                                                                   -----------
                                                                     5,272,275
PAPER & FOREST PRODUCTS 1.9%
International Paper Company                             30,800       1,555,400

RETAIL - DEPARTMENT STORE 2.0%
Sears, Roebuck & Company                                36,400       1,622,075

RETAIL - MAJOR CHAIN 1.5%
Wal-Mart Stores, Inc.                                   25,100       1,211,075

RETAIL - RESTAURANT 1.0%
McDonald's Corporation                                  18,800         776,675

SOAP & CLEANING PREPARATION 2.7%
The Procter & Gamble Company                            24,200       2,159,850

TELECOMMUNICATION SERVICE 4.0%
AT&T Corporation                                        57,200       3,192,475

TOBACCO 2.5%
Philip Morris Companies, Inc.                           49,200       1,977,225
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $70,837,705)                              79,474,381
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.7%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                            $268,824         268,824
Pitney Bowes Credit Corporation, 4.82%                 103,776         103,776
Sara Lee Corporation, 4.82%                             26,139          26,139
Warner Lambert Company, 4.91%                              100             100
Wisconsin Electric Power Company, 4.91%                982,061         982,061
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,380,900)                       1,380,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $72,218,605) 100.8%           80,855,281
Other Assets and Liabilities, Net (0.8%)                              (669,255)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $80,186,026
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                                                                Strong Dow 30
                                                                 Value Fund
                                                                -------------
ASSETS:
  Investments in Securities, at Value (Cost of $72,218,605)      $80,855,281
  Receivable for Fund Shares Sold                                    112,700
  Dividends and Interest Receivable                                  121,976
  Other Assets                                                        17,086
                                                                 -----------
  Total Assets                                                    81,107,043

LIABILITIES:
  Payable for Securities Purchased                                   892,192
  Payable for Fund Shares Redeemed                                     4,970
  Accrued Operating Expenses and Other Liabilities                    23,855
                                                                 -----------
  Total Liabilities                                                  921,017
                                                                 -----------
NET ASSETS                                                       $80,186,026
                                                                 ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $71,399,410
  Undistributed Net Investment Income                                120,085
  Undistributed Net Realized Gain                                     29,855
  Net Unrealized Appreciation                                      8,636,676
                                                                 -----------
  Net Assets                                                     $80,186,026
                                                                 ===========
Capital Shares Outstanding (Unlimited Number Authorized)           5,826,276

NET ASSET VALUE PER SHARE                                             $13.76
                                                                      ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)

                                                                   STRONG DOW 30
                                                                     VALUE FUND
                                                                   -------------
INCOME:
  Dividends                                                          $  385,390
  Interest                                                               44,993
                                                                     ----------
  Total Income                                                          430,383

EXPENSES:
  Investment Advisory Fees                                              173,135
  Custodian Fees                                                         16,308
  Shareholder Servicing Costs                                            77,803
  Reports to Shareholders                                                20,920
  Licensing Fee                                                          15,000
  Other                                                                  33,833
                                                                     ----------
  Total Expenses before Waivers and Absorptions                         336,999
  Voluntary Expense Waivers and Absorptions by Advisor                  (26,670)
                                                                     ----------
  Expense, Net                                                          310,329
                                                                     ----------
NET INVESTMENT INCOME                                                   120,054

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on Investments                                      785,373
  Net Change in Unrealized Appreciation/Depreciation on Investments   6,239,964
                                                                     ----------
NET GAIN ON INVESTMENTS                                               7,025,337
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,145,391
                                                                     ==========

                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                         STRONG DOW 30 VALUE FUND
                                                                   ------------------------------------
                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                     JUNE 30, 1999        DEC. 31, 1998
                                                                   ----------------       -------------
                                                                      (Unaudited)            (Note 1)

OPERATIONS:
  Net Investment Income                                               $   120,054          $   381,766
  Net Realized Gain (Loss)                                                785,373             (755,518)
  Net Change in Unrealized Appreciation/Depreciation                    6,239,964            2,396,712
                                                                      -----------          -----------
  Net Increase in Net Assets Resulting from Operations                  7,145,391            2,022,960

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                       --             (381,735)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                            57,017,360           36,153,107
  Proceeds from Reinvestment of Distributions                                  --              370,392
  Payment for Shares Redeemed                                         (12,224,273)          (9,917,176)
                                                                      -----------          -----------
  Net Increase in Net Assets from Capital Share Transactions           44,793,087           26,606,323
                                                                      -----------          -----------
TOTAL INCREASE IN NET ASSETS                                           51,938,478           28,247,548

NET ASSETS:
  Beginning of Period                                                  28,247,548                   --
                                                                      -----------          -----------
  End of Period                                                       $80,186,026          $28,247,548
                                                                      ===========          ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                  4,312,594            3,359,816
  Issued in Reinvestment of Distributions                                      --               32,316
  Redeemed                                                               (957,231)            (921,219)
                                                                        ---------            ---------
  Net Increase in Shares of the Fund                                    3,355,363            2,470,913
                                                                        =========            =========

                                        See Notes to Financial Statements.

                                                                                                     7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     Strong Dow 30 Value Fund is a non-diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on January 2, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward foreign currency contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's

--------------------------------------------------------------------------------

          investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.


     (H) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (I) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.80% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Horizon Investment Services, LLC ("Horizon") manages the investments of Strong Dow 30 Value Fund under an agreement with the Advisor. Horizon is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory sevices.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, were $15,316, $74,712 and $750, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended June 30, 1999 were $57,502,966 and $13,244,859, respectively.

6.   INCOME TAX INFORMATION
     At June 30, 1999, the cost of investments in securities for federal income tax purposes was $73,013,743. Net unrealized appreciation of securities was $7,841,538, consisting of gross unrealized appreciation and depreciation of $9,263,852 and $1,422,314, respectively. At December 31, 1998, the Fund had a capital loss carryover of $287,516 which expires in 2006.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------
STRONG DOW 30 VALUE FUND
------------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                                               -----------------------
                                                                               June 30,       Dec. 31,
Selected Per-Share Data(a)                                                     1999(b)          1998
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $11.43          $10.00
Income From Investment Operations
  Net Investment Income                                                          0.02            0.18
  Net Realized and Unrealized Gains on Investments                               2.31            1.43
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                               2.33            1.61
Less Distributions
  From Net Investment Income                                                       --           (0.18)
------------------------------------------------------------------------------------------------------
  Total Distributions                                                              --           (0.18)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $13.76          $11.43
======================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------
  Total Return                                                                 +20.4%          +16.1%
  Net Assets, End of Period (In Thousands)                                    $80,186         $28,248
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions        1.5%*           2.0%
  Ratio of Expenses to Average Net Assets                                        1.4%*           0.1%
  Ratio of Net Investment Income to Average Net Assets                           0.5%*           2.1%*
  Portfolio Turnover Rate                                                       29.4%           45.7%


  *  Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).



                                       See Notes to Financial Statements.
10

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.

                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                       Strong Investments, Inc. 12423H99                   SDOW